UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                          April 16, 2004
         Date of Report (Date of earliest event reported)



                   NORTHERN ILLINOIS GAS COMPANY
               (Doing Business as NICOR GAS COMPANY)
      (Exact name of registrant as specified in its charter)



           Illinois                  1-7296                   36-2863847
  (State or other jurisdiction      (Commission            (I.R.S. Employer
     of incorporation)               File Number)      Identification Number)



                          1844 Ferry Road
                  Naperville, Illinois 60563-9600
        (Address of principal executive offices) (Zip Code)


                          (630) 983-8888
       (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

The following is filed as an exhibit to this report.

Exhibit
Number          Description

99.1            Press release of Nicor Gas Company issued April 16, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Nicor Gas Company


Date   April 16, 2004               /s/ RICHARD L. HAWLEY
      -----------------             -------------------------------
                                    Richard L. Hawley
                                    Executive Vice President and
                                    Chief Financial Officer

Exhibit Index

  Exhibit
  Number          Description of Document

   99.1           Press release of Nicor Gas Company issued April 16, 2004.